CLIPPER FUND, INC.

Supplement dated November 30, 2005

The Fund’s investment adviser Pacific Financial Research, Inc. (“PFR”) has announced its intention to reorganize with an affiliated company, Barrow, Hanley, Mewhinney & Strauss, Inc. on or about January 1, 2006.  The reorganization is part of a succession planning process to address the recent decision of three of the six principals of PFR and portfolio managers of the Fund, James H. Gipson, Michael C. Sandler and Bruce G. Veaco, to leave PFR on December 31, 2005.  On that date, Messrs. Gipson and Sandler will also resign their positions with the Fund.

The Fund's Board of Directors has appointed Davis Selected Advisers, L.P. (“Davis”) to serve as investment adviser to the Fund effective January 1, 2006. Davis is an independent employee-owned firm founded in 1969 that provides investment advisory services to other mutual funds and institutional and individual clients; as of September 30, 2005 it managed over $67 billion in assets. Davis’ headquarters are at 2949 East Elvira Road, Tucson, Arizona 85706.

For its services Davis will receive from the Fund a management fee as follows (expressed as a percentage of the Fund’s average daily net assets): 0.65% of assets up to $500 million, 0.60% of assets greater than $500 million and up to $1 billion, 0.55% of assets greater than $1 billion and up to $3 billion, 0.54% of assets greater than $3 billion and up to $4 billion, 0.53% of assets greater than $4 billion and up to $5 billion, 0.52% of assets greater than $5 billion and up to $6 billion, 0.51% of assets greater than $6 billion and up to $7 billion, 0.50% of assets greater than $7 billion and up to $10 billion, and 0.485% of assets greater than $10 billion. For calendar year 2006 Davis has agreed to voluntarily waive all management fees in excess of 0.50%.

In selecting portfolio securities, Davis uses an investment process which emphasizes fundamental research using both quantitative and qualitative techniques. While it researches companies on a case-by-case basis, it also attempts to define broader, long-term trends that influence the potential for certain companies to create value over the long term. Its portfolio managers and research analysts conduct extensive research into company fundamentals and interview executive management teams, employees, clients and competitors of prospective companies. Davis applies a proprietary method for calculating the intrinsic value of a business based on a company’s “owner earnings,” which are determined by adjusting reported net income to more accurately reflect what Davis believes to be the true cash profits of a business. Positions are built strategically when shares of companies can be purchased at discounts to their intrinsic value. Davis considers selling an investment on the basis of deteriorating fundamentals, a negative change in management or strategy, or excessive valuations.

Davis’ appointment must be approved by the Fund’s shareholders by May 29, 2006. Further details regarding Davis and its appointment will be provided in a proxy statement for a shareholder meeting currently anticipated to be held in mid-April 2006.

This Supplement updates certain information contained in the currently effective Prospectus of Clipper Fund, Inc. dated May 1, 2005.  You should retain your Prospectus and all supplements for future reference.  You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-776-5033 or via the Internet at www.clipperfund.com.